Exhibit 99.1 Developing Novel Treatments for Fibrotic Diseases JANUARY 2023 © 2023 PLIANT THERAPEUTICS

Disclaimers This presentation has been prepared by Pliant Therapeutics, Inc. ( we, us, our, Pliant or the “Company”). The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and this presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This presentation includes forward-looking statements regarding Pliant’s proprietary drug candidates, the timing of the start and conclusion of ongoing or planned clinical trials, including the timing of, and our ability to achieve, anticipated milestones, the sufficiency of our cash, cash equivalents and short-term investments, the timing and outcome of regulatory decisions, future availability of clinical trial data, our collaborations for our product candidates and the maintenance of those collaborations; business and results from operations; and other matters. Actual results could differ materially from those contained in any forward-looking statements as a result of various factors, including without limitation: that Pliant’s drug candidates do not advance in development or result in approved products on a timely or cost effective basis or at all; the cost, timing and results of clinical trials; our ability to manage and mitigate the impact of the ongoing COVID-19 pandemic; that many drug candidates that have completed early-stage trials do not become approved drugs on a timely or cost effective basis or at all; the ability to enroll patients in clinical trials; possible safety and efficacy concerns; regulatory developments; the ability of Pliant to protect its intellectual property rights, and unexpected costs, charges or expenses that reduce cash runway. Pliant’s pipeline programs are in various stages of pre-clinical and clinical development, and the process by which such pre-clinical or clinical therapeutic candidates could potentially lead to an approved therapeutic is long and subject to significant risks and uncertainties. Pliant undertakes no obligation to update forward-looking statements as a result of new information or otherwise. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” and elsewhere in the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q on file with the Securities and Exchange Commission (the SEC ) and our other filings with the SEC. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This presentation concerns drugs that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration (the “FDA”). They are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. © 2023 PLIANT THERAPEUTICS 2 2

Pliant – Company Highlights

Industry-Leading Fibrosis Platform

- Built on integrin-mediated inhibition of TGF-β pathway resulting in antifibrotic effect and shown to be safe
- Proprietary drug discovery platform based on novel in-house compound library of integrin binders
- Lead molecule bexotegrast (PLN-74809) is highly antifibrotic in lung and liver while well tolerated at highest doses tested

Programs Targeting High Unmet Medical Need with High-Impact, Near-Term Catalysts

- Bexotegrast in Phase 2a development in IPF and PSC
  - Phase 2a data in IPF showed bexotegrast was well tolerated with strong treatment effect on FVC and QLF
  - 320 mg: positive DSMB review (IPF/ PSC); interim 12-week IPF data early 1Q 2023
  - IND submitted for PLN-101095: a potential first in class small molecule dual $\alpha_V\beta_8$ / $\alpha_V\beta_1$ inhibitor addressing ICI resistance

Strategic Partnership with Novartis Validates Platform

- Largest ($80M) upfront for a preclinical NASH program
- Significant expense offset to pipeline programs
- Broad multi-target research collaboration
  - Next generation anti-fibrotic molecules targeting novel integrins

Strong Financial Position

- Over $625 million raised to date including June 2020 IPO (Nasdaq: PLRX) and $230 million follow on July 2022
- $360.2M cash balance as of September 30, 2022
- $100 million loan facility ($10 million drawn)
- Operations funded to mid-2025

PLIANT

© 2023 PLIANT THERAPEUTICS

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The Pliant Team Experienced in Fibrosis and Drug Development Core Team Founders Bernard Coulie, M.D., Ph.D., M.B.A. Dean Sheppard, M.D. President, CEO, and Director Professor of Medicine, Chief of the Division of Pulmonary, Critical Care, Allergy and Sleep, and Director of the Lung Biology Center. Hans Hull, J.D. Chief Business Officer William DeGrado, Ph.D. Professor of Pharmaceutical Chemistry Éric Lefebvre, M.D. Chief Medical Officer Rik Derynck, Ph.D. Keith Cummings, M.D., M.B.A. Professor, Cell and Tissue Biology, Co-Director of Chief Financial Officer the Eli and Edythe Broad Center of Regeneration Medicine and Stem Cell Research Scott Turner, Ph.D. Senior Vice President, Head of Research Harold Chapman, M.D. Professor of Medicine, Division of Pulmonary, Greg Cosgrove, M.D., FCCP Critical Care, Allergy and Sleep Vice President, Clinical Development (IPF) © 2023 PLIANT THERAPEUTICS 4

Pliant’s Integrin Focused Library Core Platform for Novel Pipeline and Partner Programs Integrins • Cell surface receptors that facilitate cell-cell and cell-extracellular matrix adhesion and interaction • A major path of communication between the extracellular matrix, inflammatory cells, fibroblasts • Closely involved in signaling processes governing tissue fibrosis Pliant’s Proprietary Library of 10,000+ Integrin Binding Compounds • Emphasis on optimal pharmacokinetic and selectivity profile • Broad spectrum of receptor subfamilies including α integrins, V collagen and laminin binders © 2023 PLIANT THERAPEUTICS 5

Pliant Development Pipeline Clinical Anticipated Global Program Indication Preclinical Milestone Rights Phase I Phase II Phase III Phase 2a Idiopathic 320 mg 12-Week Pulmonary Data Expected Bexotegrast Fibrosis Early 1Q 2023 (PLN-74809) Primary Phase 2a Dual selective inhibitor Sclerosing Data Expected of α β /α β v 6 v 1 3Q 2023 Cholangitis IND Filed; PLN-101095 Solid Tumors Phase 1 Initiation 2Q 2023 Inhibitor of α β /α β v 8 v 1 PLN-101325 DMD IND Filing Other Muscular Anti-integrin mAb of Expected 2023 Dystrophies α β 7 1 PLN-1474 NASH-Associated Phase 2 Initiation Liver Fibrosis Selective inhibitor of α β v 1 © 2023 PLIANT THERAPEUTICS 6 PARTNERED WHOLLY OWNED

Fibrosis – A Silent Killer Idiopathic Pulmonary Fibrosis (IPF) is a lethal Primary Sclerosing Cholangitis (PSC) is a pathological process with limited therapeutic options progressive inflammatory liver disease resulting in scarring of bile ducts, and cirrhosis • 140k patients in the U.S.; 30k-40k new cases/year; 40k deaths/year • 30k-45k patients in the U.S. • Median survival: 3–5 years - Worse than some • Median survival: 10-12 years without intervention common cancers • Currently no FDA approved therapeutics https://www.lungsandyou.com/ipf www.jhmicall.org © 2023 PLIANT THERAPEUTICS 7 7

Bexotegrast Understanding the IPF Commercial Opportunity Current Commercial Landscape in IPF Significant Need for New Therapeutic Options ® ® • Two marketed agents – Esbriet and Ofev • Esbriet and Ofev display modest slowing of IPF progression − >$3 billion total global revenues in 2021 − Inconclusive evidence of survival benefit − No improvement on patient quality of life • Growing market with positive tailwinds − Significant tolerability issues − Increasing incidence of IPF with aging population − New therapies expanding treatable population Changing Treatment Landscape Bexotegrast: A Potential Preferred Treatment Option • Near-term patent expiry of current treatments • Targeted inhibition of fibrotic process– tissue specific inhibition of TGF-β − Esbriet: First generic sold May 2022 • Once daily oral administration − Ofev: Loss of US market exclusivity 2025 (2026 for sscILD) • Well tolerated with anti-fibrotic effect − Dose-dependent FVC benefit across all doses, as monotherapy and in combination with current treatments − No discontinuations due to adverse events • Bexotegrast will be evaluated as backbone therapy to be used as monotherapy, and with current treatments ® Esbriet is a trademark of Genentech / Roche ® Ofev is a trademark of Boehringer Ingelheim International © 2023 PLIANT THERAPEUTICS 8

$\alpha_v\beta_6$ / $\alpha_v\beta_1$ Integrins Drive Cell-Matrix Interactions in Fibrosis

$\alpha_v\beta_6$ / $\alpha_v\beta_1$ Integrins promote fibrosis by TGF-β activation



Latent TGF-β
Complex
LAP
TGF-β
Integrin
αv
β1, β6
Extracellular Matrix
Active TGF-β
TGF-β Receptor
SMAD2/3
SMAD4
Profibrotic Gene
Expression

- **TGF-β is central mediator of fibrosis**
- **$\alpha_v\beta_6$ /$\alpha_v\beta_1$ Integrins activate latent TGF-β only in fibrotic tissue**
- **Systemic TGF-β blockade carries toxicity risks**

Selectively blocking TGF-β in fibrotic tissues may provide a low risk, effective antifibrotic approach

Col1a1
Col3a1
Timp1
CTGF
ATX
…

FIBROSIS



PLIANT

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Bexotegrast Provides Profound Antifibrotic Activity Through Upstream Inhibition of TGF-β Activation


Latent TGF-β Complex
Integrin
α_v
β_1, β_6
LAP
TGF-β
Extracellular Matrix
Active TGF-β
TGF-β Receptor
SMAD2/3
SMAD4
Profibrotic Gene Expression
bexotegrast
Pamrevlumab
Col1a1
Col3a1
Timp1
CTGF
ATX
...
FIBROSIS

- **Upstream inhibition of TGF-β leads to reduction of multiple profibrotic genes**
- **Competitor programs only block one of multiple profibrotic gene products**

PLIANT

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Pliant Compounds Have Not Shown Adverse Effects Typical of 1 Systemic Inhibition of TGF-β Pathways By targeting integrins that are upregulated specifically in fibrotic tissues, Pliant’s small molecule 1 compounds may avoid toxicities associated with systemic TGF-β blockade 1 Affected organ system Systemic TGF-β blockade Observed with Pliant compounds? Cardiovascular System Cardiotoxicity NO Immune System Autoimmunity/Inflammation NO GI System Autoimmunity/Inflammation NO Skin Keratoacanthomas/SCC NO Hematology Thrombocytopenia/Anemia NO 1 - Based on preclinical GLP tox studies as well as clinical trials to date. © 2023 PLIANT THERAPEUTICS 11 11

Bexotegrast Nonclinical Toxicology Studies
No effects of concern for clinical advancement

GLP Study category	Studies completed	Findings with Bexotegrast (PLN-74809)
Repeat Dose Toxicology	• 1-Month IND-enabling NHP and mouse • 3-Month Sub-chronic NHP and mouse • 9-Month Chronic NHP • 6-Month Chronic Mouse	**No findings limiting clinical advancement including** • No pulmonary infiltrates NOAEL[1] in sub-chronic and chronic GLP tox studies at the highest dose tested in NHPs
Safety Pharmacology	• Standard cardiac ion channel panel • Cardiovascular/respiratory in telemetered NHP	**No findings:** • No effect on respiratory or cardiovascular parameters
Genetic Toxicology	• Ames • *In vitro* micronucleus • *In vivo* micronucleus	**No genotoxic findings:** • Ames negative • Micronucleus negative
Reproductive Toxicology	• Mouse Embryofetal Development • Rabbit Embryofetal Development • Mouse Fertility	**No findings:** • No embryofetal effects • No effects on fertility

600+ human subjects dosed to date with no safety concerns identified at doses up to 640 mg

PLIANT

1 – No observed adverse effect level.

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Dual $\alpha_v\beta_6/\alpha_v\beta_1$ Inhibition Blocks COL1A1 Gene Expression More than Single Inhibition in Human IPF Tissue

- Ex-planted lungs from 5 IPF patients
- Sliced and cultured for 7 days


COL1A1
Single
Dual
1.5
1.0
0.5
0.0
Relative Expression
**
****
****
DMSO
αvβ1 SMI
αvβ6 mAb
αvβ1 SMI + αvβ6 mAb
Bexotegrast (PLN-74809)
Alk5 Inh
Pre-transplant Therapy
Nintedanib
Pirfenidone

One-way ANOVA
Dunnett's mult comp to DMSO
*p<0.05, **p<0.01,
p<0.001,*p<0.0001


Profibrotic Gene Expression Panel
Selective
Dual
COL1A1
SERPINE1
MMP7
COL3A1
ITGB6
SNAI1
COL1A2
TIMP1
MMP2
ACTA2
CTGF
MMP1
GUSB
HPRT1
RPLP0
DMSO
avß1 SMI
avß6 mAb
avß1 SMI + avß6 mAb
PLN-74809
Alk5 Inh
2
1
0
-1
-2
Fold-change (log2)

n = 4, all others n = 5

Decaris et al. *Respir Res* (2021) 22:265

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Bexotegrast Phase 1a Data Summary Pharmacokinetics Pharmacokinetics 10000 C max • Well absorbed, orally bio-available 8000 • Long T : ~50 hrs – QD dosing 1/2 6000 4000 Summary PK Curves by Cohort at Steady State 2000 Day 7 0 10000 40 80 160 320 Dose (mg) 150000 320 mg AUC 0_24 160 mg 1000 80 mg 100000 40 mg 50000 100 0 0 10 20 30 40 80 160 320 Time (hr) Dose (mg) PK sampling up to 144h; only 0-24hr plotted. Doses 10mg to 40mg from Study Bexotegrast (PLN-74809)-P1-01, Day 14. Data presented as box plots (max to min) with line at median and + at mean. Doses 80mg, 160mg and 320mg from Study Bexotegrast (PLN-74809)-104, Day 7. © 2023 PLIANT THERAPEUTICS 14 14 Concentration (ng/mL) AUC (ng*hr/mL) C (ng/mL) 0_24 max

Bexotegrast Phase 1a Data Summary Safety - Well tolerated in healthy participants Drug-Related Treatment-Emergent Adverse Events Reported in ≥2 Bexotegrast -Treated Healthy Participants from Seven Phase 1 Studies with Available Safety Data Participants, n (%) Bexotegrast, TEAE Preferred Term Placebo (n=52) All doses (n=283) Drug-related Drug-related Headache 4 (1.4) 2 (3.8) Most Bexotegrast-related AEs were mild (82%) and Constipation 4 (1.4) 0 (0.0) none were severe Nausea 3 (1.1) 0 (0.0) Dizziness 2 (0.7) 0 (0.0) Abdominal pain 2 (0.7) 0 (0.0) Palpitations 2 (0.7) 0 (0.0) Am J Respir Crit Care Med 2022;205:A2437 © 2023 PLIANT THERAPEUTICS 15

BAL Cell pSmad2 (% change) Bexotegrast Phase 1b Proof of Biological Mechanism Strong PK/PD Relationship – C above IC max 50 Results in Predicted Biological Effect Phase 1b Expansion Trial Investigating Higher Data Presented June 2019 Doses Data Presented February 2022 Mean PK/PD Response in Subjects with Alveolar pSMAD2/SMAD2 • Randomized, double-blind, placebo-controlled Cmax > 700ng/mL (All Time Points) Alveolar pSMAD2/SMAD2 • Treatment duration: 7 days 150 • BAL samples taken at 6 hours and 24 hours after last dose on day 7 20 1000 100 0 800 50 PART 1 PART 2 -20 600 -40 0 400 -60 80 mg once-daily * 320 mg once-daily -50 200 160 mg once-daily -80 0 -100 -100 0 6 12 18 24 Day 7 (hours post dose) TGF-β signaling inhibition PLN-74809 pSmad2 * = p < 0.05 vs placebo and Cmax < 700 ng/mL group © 2023 PLIANT THERAPEUTICS 16 Baseline all placebo Cmax < 700 ng/mL Cmax 700-900 ng/mL Cmax > 900 ng/mL % Change from Baseline Bexotegrast (PLN-74809) plasma concentration (ng/mL)

Bexotegrast Demonstrated Significant pSmad2 Suppression Relative to Baseline at 24 Hours

Alveolar pSmad2/Smad2
Percentage Change from Baseline at 24 Hours
(Part 1: 80 mg and 160 mg)



250
200
150
100
50
0
-50
-100
pSmad2/Smad2 (%Change)
**** p<0.0001
**** p<0.0001
Placebo
80mg
160mg

Percent change pSmad2/Smad2 was statistically significant at both doses of Bexotegrast (PLN-74809) vs. placebo (p<0.0001)

Mean PK/PD Response



80 mg
160 mg
0
-20
-40
-60
pSmad2/Smad2 (% Change) (Solid Lines)
5000
1000
100
Concentration (ng/mL) (Dashed Lines)
Baseline (Day -1)
0
6
12
18
24
Time (hr) (Day 7)

Durable reduction in pSmad2/Smad2 for 24 hours at 80 and 160 mg

Placebo (n=8)
Bexotegrast (PLN-74809)
- 80 mg QD (n=7)
- 160 mg QD (n=8 at 6hrs and n=5 at 24hrs)

PLIANT

BAL – bronchoalveolar lavage; pSmad2/Smad2 – ratio of phosphorylated Smad2 to total Smad2; QD – once daily

© 2023 PLIANT THERAPEUTICS

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Bexotegrast Demonstrated Durable pSmad2 Suppression Relative to Placebo at 6 Hours and 24 Hours at All Dose Levels pSmad2/Smad2 percentage change from baseline, delta versus placebo in Part 1 and Part 2 80 mg QD 0 160 mg QD 320 mg QD -50 -100 -150 -200 6 24 6hr 24hr Time (h) (Day 7) Placebo (n=8/4) Bexotegrast (PLN-74809) • 80 mg QD (n=7) The difference in pSmad2/Smad2 % change was calculated for each treatment • 160 mg QD (n=8 at 6hrs and n=5 at 24hrs) value vs. the mean placebo value at each timepoint • 320 mg QD (n=4 at 6hrs and n=5 at 24hrs) pSmad2/Smad2 – ratio of phosphorylated Smad2 to total Smad2 © 2023 PLIANT THERAPEUTICS 18 Delta % change pSmad2/Smad2 % Delta vs. Placebo vs. Placebo

Tissue pSmad Levels are Highly Significantly Correlated with Extractable Collagen Levels in normal and fibrotic lungs Reduction in Pulmonary pSmad Appears to Be a Marker for Reduction of Fibrosis • Diagnostic open lung biopsies from 10 patients with ILD and suspected IPF • 2-3 distinct lung regions sampled from each patient • 5 controls (non-transplanted lungs) • Total pSmad3 had a strong correlation vs. extractable Collagen I (Western Blot) Adapted from Chapman HA et al. March 12, 2020; 382:1068-1070 © 2023 PLIANT THERAPEUTICS 19 19

Putting the Phase 1b pSmad2 Data into Perspective Durable pSmad2 suppression at all dose levels relative to placebo at 6 hours and 24 hours Dose- and plasma concentration-dependent response with up to 92% and 76% suppression of pSmad2 from baseline at 6 and 24 hours, respectively Bexotegrast well tolerated with no serious or severe adverse events • Bexotegrast inhibits activation of TGF-β, a key molecular driver of fibrosis in the lung, as measured by pSmad2 • Bexotegrast may disrupt the fibrosis pathway and affect disease progression in IPF patients • De-risks the ongoing Phase 2a INTEGRIS-IPF trial, and future development programs © 2023 PLIANT THERAPEUTICS 20 20

Bexotegrast Phase 2a PET Trial – $\alpha_v\beta_6$ Receptor Occupancy Measured by an $\alpha_v\beta_6$ PET Ligand

TRIAL DESIGN

- Single-site open-label trial at Stanford University
- Adults with IPF diagnosis (n=12) and FVC ≥ 45% of predicted
- Patients receive single oral dose of Bexotegrast with PET scans prior to dosing and at T_{max} post dose
- Dose cohorts being evaluated: 60 mg, 120 mg, 240 mg, and 320 mg

ENDPOINTS

- **Primary:** Evaluation of $\alpha_v\beta_6$ target engagement by bexotegrast assessed by change in PET tracer uptake following a single oral dose
- **Secondary:** Assessment of safety and tolerability of bexotegrast in IPF patients
- **Exploratory:** Relationship between bexotegrast systemic exposure and positron emission tomography (PET) imaging and biomarkers in IPF participants

71-y/o ♂ left lung transplant 2yr prior to scan



0
SUV
5.5

Red arrows: IPF lung
White arrows: transplant lung

Kimura et al., *Nature Com.* 2019

PET Ligand Uptake Confined to IPF Lung in Unilateral Lung Transplant Patient

PLIANT

Stanford University

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Phase 2a PET Trial in IPF – Interim Analysis Methodology • PET scan acquisitions at baseline (no drug) and after drug administration (4 hours post-dose) ⎼ 1 week interval between baseline and post-dose PET scan acquisition • Administration of a single dose of bexotegrast: 60 mg – 120 mg – 240 mg – 320 mg • Interim PK and target engagement data from 6 dose administrations in 4 patients ⎼ 2 out of 4 patients received one single dose ⎼ 2 out of 4 patients received two single doses with at least a 2-week washout interval between doses 60 mg 120 mg 240 mg 320 mg Patient 1 x Patient 2 x x Patient 3 x x Patient 4 x • All patients on standard of care therapy (nintedanib) • Image analysis for target engagement in highly fibrotic regions of the lungs © 2023 PLIANT THERAPEUTICS 22

Dose- and Plasma Concentration-Dependent Target Engagement Dose-Dependent Target Engagement Plasma Conc-Dependent Target Engagement 98% 1 10000 100 94% 83% 80 80 75 71% 60% 60 60 52% Best-fit values 50 0 Bottom 40 40 1.11 Hillslope 25 87.4 Top 20 20 2.96 EC (nM) 50 0 0 0 60 120 240 240 320 320 0.1 1 10 100 1000 60 120 240 240 320 320 (Pt1) (Pt2) (Pt3) (Pt2) (Pt3) (Pt4) * (Pt1) (Pt2) (Pt3) (Pt2) (Pt3) (Pt4) Plasma Concentration (nM) Dose (mg) Dose (mg) * Free plasma concentration © 2023 PLIANT THERAPEUTICS 23 % Target Engagement % % T Ta ar rg ge et t E En ng ga ag ge em me en ntt

Putting the Interim Phase 2a PET Data into Perspective Target engagement above the threshold for predicted anti-fibrotic activity NORMAL LUNG across all doses (>50% target engagement) Dose- and plasma concentration-dependent response approaching target saturation at the two highest doses IPF LUNG • Bexotegrast penetrates highly fibrotic areas of the lung • Potential anti-fibrotic activity of bexotegrast at clinical doses • Informs dose selection in Phase 2b trials and beyond • Provides robust PK/PD model to predict exposure-response relationship © 2023 PLIANT THERAPEUTICS 24 24

INTEGRIS-IPF Study Design and Objectives PRIMARY AND SECONDARY ENDPOINTS RANDOMIZATION • Safety, tolerability, PK bexotegrast (PLN-74809) 3:1 Placebo EXPLORATORY ENDPOINTS Placebo (n=23) • Change in Forced Vital Capacity (FVC) over 12 weeks bexotegrast 40 mg (n=22) • High Resolution CT-based Quantitative Lung Fibrosis (QLF) imaging • Patient-reported outcome (PRO): bexotegrast 80 mg (n=23) VAS-cough severity • Effect on selected biomarkers bexotegrast 160 mg (n=22) Stratified for the use of nintedanib or pirfenidone Day -28 Week 14 Baseline Last dose Day 1 Week 12 © 2023 PLIANT THERAPEUTICS 25 SCREENING END OF STUDY

Executive Summary Bexotegrast Well Tolerated Over 12 Weeks of Treatment • Most TEAEs were mild or moderate in severity • No discontinuations due to adverse events • No deaths or drug-related SAEs Bexotegrast-Treated Patients Experienced an 80% Reduction in FVC Decline Over 12 Weeks (-15.1 mL, Pooled Active Groups) Compared to Placebo (-74.1 mL) • Bexotegrast treatment effect was evident with and without use of standard-of-care agents • An improvement in FVC (+24.6 mL) was observed in bexotegrast 80 mg dose cohort • Dose-dependent reduction in proportion of patients with percent predicted FVC (FVCpp) decline of ≥10%, a well-established predictor of death and disease progression in IPF Other Exploratory Endpoints • Dose-dependent antifibrotic effect seen on QLF Imaging, with no progression in 160 mg group at Week 12 • Bexotegrast decreased serum biomarkers of collagen synthesis (PRO-C3 and PRO-C6) relative to placebo © 2023 PLIANT THERAPEUTICS 26

Participant Disposition


SCREENED
n=141
SCREEN FAILURE
n=51
RANDOMIZED AND TREATED
n=90
BEXOTEGRAST
n=67
PLACEBO
n=23
Discontinued
n=2[1] (3%)
Discontinued
n=3 (13%)
Safety Analysis n=67
With SoC n=55; Without SoC n=12
Efficacy Intent-to Treat Analysis n=67
With SoC n=55; Without SoC n=12
Safety Analysis n=23
With SoC n=18; Without SoC n=5
Efficacy Intent-to Treat Analysis n=23
With SoC n=18; Without SoC n=5
SoC therapy (nintedanib/pirfenidone) – 28/27
SoC therapy (nintedanib/pirfenidone) – 8/10

1 - Withdrawal of consent (n=1); Physician decision (n=1)

SoC = Standard of Care

PLIANT
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Baseline Demographics bexotegrast bexotegrast bexotegrast bexotegrast Placebo Characteristic 40 mg 80 mg 160 mg All (n=23) (n=22) (n=23) (n=22) (n=67) Male sex―no. (%) 18 (81.8) 19 (82.6) 16 (72.7) 53 (79.1) 22 (95.7) Female sex-no. (%) 4 (18.2) 4 (17.4) 6 (27.3) 14 (20.9) 1 (4.3) Age―yr (SD) 69.2 (7.11) 74.2 (4.70) 71.5 (6.63) 71.7 (6.45) 71.7 (5.61) Race―no. (%) White 22 (100.0) 21 (91.3) 22 (100.0) 65 (97.0) 22 (95.7) Asian 0 1 (4.3) 0 1 (1.5) 1 (4.3) Not Reported / Unknown 0 1 (4.3) 0 1 (1.5) 0 Weight―kg, Mean (SD) 86.09 (18.223) 85.89 (14.949) 85.37 (13.507) 85.79 (15.437) 85.23 (10.743) 2 Body-mass index (kg/m ), Mean (SD) 27.67 (4.205) 28.54 (5.790) 29.28 (4.663) 28.50 (4.915) 27.43 (2.488) SD = Standard deviation; BMI = Body Mass Index; FVC = Forced Vital Capacity; DLCO = Diffusing capacity for carbon monoxide; Duration since diagnosis at screening is calculated from the first reported date for preferred terms of Idiopathic Pulmonary Fibrosis,Pulmonary Fibrosis or Interstitial Lung Disease. Percentages are based on the number of participants in the Safety Population by treatment group. © 2023 PLIANT THERAPEUTICS 28

Baseline Disease Characteristics

Characteristic	bexotegrast 40 mg (n=22)	bexotegrast 80 mg (n=23)	bexotegrast 160 mg (n=22)	bexotegrast All (n=67)	Placebo (n=23)
Time since diagnosis of IPF—yr, Mean (SD)	1.78 (0.925)	2.39 (1.422)	2.13 (1.083)	2.10 (1.176)	2.62 (1.378)
Standard of Care Use	17 (77.3)	19 (82.6)	19 (86.4)	55 (82.1)	18 (78.3)
None	5 (22.72)	4 (17.39)	3 (13.63)	12 (17.91)	5 (21.74)
Nintedanib	12 (54.5)	9 (39.1)	7 (31.8)	28 (41.8)	8 (34.8)
Pirfenidone	5 (22.7)	10 (43.5)	12 (54.5)	27 (40.3)	10 (43.5)
Duration of Standard of Care at Randomization (months), Mean, (SD)	19.47 (11.527)	20.21 (11.523)	20.07 (11.632)	19.93 (11.350)	24.12 (17.295)
FVC					
Mean—mL (SD)	2976.5 (861.01)	3128.7 (814.20)	2863.0 (725.39)	2991.5 (797.76)	3211.7 (792.68)
Median—mL	2937.0	2929.0	2702.5	2806.0	3282.0
Percent of predicted value, Mean (SD)	74.81 (14.698)	82.67 (13.471)	78.75 (16.356)	78.80 (14.995)	78.30 (15.859)
Percent of predicted DLCO, corrected for the hemoglobin level, Mean (SD)	57.200 (14.7434)	51.782 (14.6690)	48.615 (15.1082)	52.521 (15.0362)	50.335 (16.2161)
GAP Stage					
GAP Stage I, n (%)	11 (50.0)	8 (34.8)	7 (31.8)	26 (38.8)	7 (30.4)
GAP Stage II, n (%)	10 (45.5)	15 (65.2)	13 (59.1)	38 (56.7)	13 (56.5)
GAP Stage III, n (%)	1 (4.5)	0	2 (9.1)	3 (4.5)	3 (13.0)

SD = Standard deviation; BMI = Body Mass Index;
Duration since diagnosis at screening is calculated from the first reported date for preferred terms of Idiopathic Pulmonary Fibrosis,Pulmonary Fibrosis or Interstitial Lung Disease.
Percentages are based on the number of participants in the Safety Population by treatment group.
GAP Stage I = GAP Index 0-3; GAP Stage II = GAP Index 4-5; GAP Stage III = GAP Index 6-8.
GAP Index score (0-8) derived from Gender, Age, FVC, % Predicted and DLCO, % Predicted.

PLIANT

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Safety summary bexotegrast bexotegrast bexotegrast bexotegrast Placebo 40 mg 80 mg 160 mg All AE, n (%) of Participants Reporting (n=23) (n=22) (n=23) (n=22) (n=67) Any AEs 16 (72.7) 15 (65.2) 15 (68.1) 46 (68.7) 14 (60.9) 45 (67.2) 14 (60.9) TEAE 16 (72.7) 15 (65.2) 14 (63.6) Related to study drug 4 (18.2) 7 (30.4) 4 (18.2) 15 (22.4) 8 (34.8) Serious TEAE 1 (4.5) 0 2 (9.1) 3 (4.5) 2 (8.7) Related to study drug 0 0 0 0 0 TEAE of CTCAE Grade 3 or Higher 2 (9.1) 0 2 (9.1) 4 (6.0) 1 (4.3) Related to study drug 0 0 1 (4.5) 1 (1.5) 0 1 1 TEAE Leading to Interruption of Study Drug 0 0 1 (4.5) 1 (1.5) 0 TEAE Leading to Withdrawal of Study Drug 0 0 0 0 2 (8.7) TEAE Leading to Early Termination from Study 0 0 0 0 1 (4.3) TEAE Leading to Death 0 0 0 0 0 1 – COVID-19 AE = Adverse Event; TEAE = Treatment Emergent Adverse Event; SAE = Serious Adverse Events. Adverse events coded using MedDRA v. 24.0. TEAE is defined as any AE starting (or worsening) on or after the date of first dose. © 2023 PLIANT THERAPEUTICS 30

Safety Summary by SOC use in Pooled Bexotegrast Groups Without Background SOC (N=17) With Background SOC (N=73) bexotegrast Placebo bexotegrast Placebo AE, n (%) of Participants Reporting (n=12) (n=5) (n=55) (n=18) Any AEs 8 (66.7) 3 (60.0) 38 (69.1) 11 (61.1) TEAE 8 (66.7) 3 (60.0) 37 (67.3) 11 (61.1) Related to study drug 2 (16.7) 2 (40.0) 13 (23.6) 6 (33.3) Serious TEAE 0 0 3 (5.5) 2 (11.1) Related to study drug 0 0 0 0 TEAE of CTCAE Grade 3 or Higher 0 0 4 (7.3) 1 (5.6) Related to study drug 0 0 1 (1.8) 0 TEAE Leading to Interruption of Study Drug 1 (8.3) 0 0 0 TEAE Leading to Withdrawal of Study Drug 0 1 (20.0) 0 1 (5.6) TEAE Leading to Early Termination from Study 0 1 (20.0) 0 0 TEAE Leading to death 0 0 0 0 TEAE = Treatment Emergent Adverse Event; SAE = Serious Adverse Events. Adverse events coded using MedDRA version 24.0. TEAE is defined as any AE starting (or worsening) on or after the date of first dose. SOC = standard of care, nintedanib or pirfenidone © 2023 PLIANT THERAPEUTICS 31

Most Frequent TEAEs – Any Causality bexotegrast bexotegrast bexotegrast bexotegrast Placebo AE, n (%) of Participants Reporting 40 mg 80 mg 160 mg All (n=23) (n=22) (n=23) (n=22) (n=67) Most frequent TEAEs (≥ 10% in at least one arm) Diarrhea 2 (9.1) 5 (21.7) 5 (22.7) 12 (17.9) 1 (4.3) – Related to study drug 1 (4.5) 3 (13.0) 4 (18.2) 8 (11.9) 1 (4.3) All TEAEs of Diarrhea Occurred in Patients on Standard of Care • 12 of 13 participants with diarrhea were taking nintedanib • All but one event were mild to moderate in severity • Diarrhea infrequently reported in bexotegrast Phase 1 trials TEAE = Treatment Emergent Adverse Event; SAE = Serious Adverse Events. Adverse events coded using MedDRA version 24.0. TEAE is defined as any AE starting (or worsening) on or after the date of first dose © 2023 PLIANT THERAPEUTICS 32

Incidence of Diarrhea in IPF Randomized Clinical Trials 70% 62% 60% 50% 40% 31% 30% 26% 24% 18% 20% 17% 10% 0% 0% 1 2 3 3 4 ESBRIET OFEV BI 1015550 BI 1015550 + SoC BG00011 Bexotegrast Bexotegrast + SoC Mono 1 2 3 4 ESBRIET USPI, OFEV USPI, Richeldi et al, 2022, Raghu et al, 2022 © 2023 PLIANT THERAPEUTICS 33 % Incidence of Diarrhea in IPF Clinical Trials

No Treatment-Emergent SAEs were Related to Study Drug Standard toxicity Any alternative cause or Treatment Group Preferred term Action taken Outcome grade confounding factors? Grade 3 Recovered / Acute respiratory failure No Dose not changed (Severe) Resolved bexotegrast 40 mg Grade 2 Removed carpet from home Recovered / Pneumonia Dose not changed (Moderate) without a mask Resolved bexotegrast Grade 3 Underlying disease and atrial Not applicable - Not Recovered / Idiopathic pulmonary fibrosis 160 mg (Severe) fibrillation hospitalization Not Resolved bexotegrast Grade 3 Not applicable - Recovered / Atrial flutter Underlying disease 160 mg (Severe) hospitalization Resolved Recovered / Grade 2 Dose not changed - Placebo Bladder dilatation No Resolved with (Moderate) Foley catheter placed Sequelae Not applicable - early Recovered / Grade 3 Coronary artery disease with termination Resolved with Placebo Respiratory failure (Severe) triple vessel disease from the study sequelae Adverse events coded using MedDRA version 24.0 © 2023 PLIANT THERAPEUTICS 34

Incidence of Acute Exacerbations in Recent Phase 2 IPF Randomized Clinical Trials Proportion of participants with Investigational agent Trial phase Trial duration acute exacerbation of IPF Active, 1.5% (n=1/67) Bexotegrast 2a 12 weeks Placebo, 0% (n=0/23) 52 weeks Active, 17% (n=9/54) 1 BG00011 2b (prematurely terminated) Placebo, 0% (n=0/52) Active, 16% (n=5/31) 2 BG00011 2a 8 weeks Placebo, 0% (n=0/10) Active, 10%* (n= 5/50) 3 Pamrevlumab 2b 48 weeks Placebo, 13%* (n=7/53) Active, 1.3% (n=1/77) 4 Pentraxin 2 2b 24 weeks Placebo, 2.6% (n=1/39) Active, 1% (n=1/97) 5 BI 1015550 2b 12 weeks Placebo, 0% (n=0/50) Active, 0% (n=0/17) 6 GLPG1690 2a 12 weeks Placebo, 0% (n=0/6) * Acute exacerbations for pamrevlumab not specifically described; includes all adverse event related to IPF or respiratory in nature 1 2 3 4 5 6 Raghu et al, 2022; Raghu et al, 2022; Richeldi et al, 2019; Raghu et al, 2018; Richeldi et al, 2022; Maher et al, 2018 © 2023 PLIANT THERAPEUTICS 35

Safety Evaluation – Conclusions Bexotegrast was well tolerated with no dose relationship for adverse events No deaths or treatment related SAEs No participants discontinued bexotegrast due to TEAE Most frequent TEAE seen was diarrhea, but only seen in patients on standard of care © 2023 PLIANT THERAPEUTICS 36

Pharmacokinetic Evaluation

- **Based on sparse sampling, overall, bexotegrast pharmacokinetics and % unbound in IPF consistent with that of previous studies**
- **Concentrations in IPF participants increased approximately proportionally with dose**
- **Overall % unbound was ~0.3 to 0.5%**
- **Full PK curve will be predicted using population PK model to project AUC_{0_24} and C_{max}**

PLIANT

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Change in FVC from Baseline to Week 12 MMRM analysis - ITT population 100 50 24.6 0 -25.1 -50 -46.1 -74.1 -100 -150 40mg 80mg 160mg Placebo (n=22) (n=23) (n=22) (n=23) Treatment Change from baseline analyzed using a mixed model for repeated measures with terms for treatment group, SOC (Y/N), visit, baseline value, and treatment-by-visit interaction. An unstructured covariance (UN) structure was used. © 2023 PLIANT THERAPEUTICS 38 LS Mean (SE) Change From Baseline in FVC (mL) at Week 12

Change in FVC over 12 weeks in INTEGRIS-IPF MMRM analysis - ITT population Bexotegrast 40 mg Bexotegrast Pooled Doses 50 50 0 0 -5.6 -14.2 -14.9 -15.1 -27.3 -50 -50 -44.3 -46.1 -44.3 -50.5 -50.5 -74.1 -74.1 40mg All Bexotegrast (PLN-74809) -100 -100 (n=22) (n=67) Placebo Placebo (n=23) (n=23) -150 -150 0 4 8 12 0 4 8 12 Week Week Bexotegrast 80 mg Bexotegrast 160 mg 50 50 24.6 0 0 5.6 1.6 -1.8 -22.1 -25.1 -50 -50 -44.3 -44.3 -50.5 -50.5 -74.1 -74.1 80mg 160mg -100 -100 (n=23) (n=22) Placebo Placebo (n=23) (n=23) -150 -150 0 4 8 12 0 4 8 12 Week Week FVC = Forced Vital Capacity MMRM = Mixed Model Repeat Measures. © 2023 PLIANT THERAPEUTICS 39 Adjusted Mean (SE) Change in FVC Adjusted Mean (SE) Change in FVC from Baseline (mL) from Baseline (mL) Adjusted Mean (SE) Change in FVC Adjusted Mean (SE) Change in FVC from Baseline (mL) from Baseline (mL)

Change in FVC from Baseline to Week 12 in On SoC Subgroup MMRM analysis - ITT population 50 0 -11.9 -50 -47.5 -58.3 -100 -95.2 -150 -200 40 mg 80 mg 160 mg Placebo (n=17) (n=19) (n=19) (n=18) Treatment Change from baseline analyzed using a mixed model for repeated measures with terms for treatment group, SOC (Y/N), visit, baseline value, and treatment-by-visit interaction. An unstructured covariance (UN) structure was used. FVC = Forced Vital Capacity © 2023 PLIANT THERAPEUTICS 40 LS Mean (SE) Change From Baseline in FVC (mL) at Week 12

Change in FVC from Baseline to Week 12 in not on SoC Subgroup MMRM analysis - ITT population 200 138.1 150 100 50 25.8 0 -50 -43.1 -44.4 -100 40 mg 80 mg 160 mg Placebo (n=5) (n=4) (n=3) (n=5) Treatment Change from baseline analyzed using a mixed model for repeated measures with terms for treatment group, SOC (Y/N), visit, baseline value, and treatment-by-visit interaction. An unstructured covariance (UN) structure was used. FVC = Forced Vital Capacity © 2023 PLIANT THERAPEUTICS 41 LS Mean (SE) Change From Baseline in FVC (mL) at Week 12

Proportion of Participants with FVCpp Decline ≥ 10% ITT population 20 18.2% 17.4% 15 10 8.7% 4.5% 5 0 40 mg 80 mg 160 mg Placebo (N=22) (N=23) (N=22) (N=23) FVCpp ≥ 10% Decline 1 FVCpp ≥ 10%: strong predictor of disease progression and mortality FVCpp = Forced vital capacity, percent predicted 1 Ann Am Thorac Soc. 2017 Sep;14(9):1395-1402. © 2023 PLIANT THERAPEUTICS 42 Proportion of Participants

Forced Vital Capacity (FVC) Evaluation – Conclusions Bexotegrast -treated participants experienced a benefit in FVC change from Baseline to 1 Week 12 (-15.1 mL for pooled bexotegrast group) compared to those on placebo (-74.1 mL) Bexotegrast treatment effect was evident with and without use of standard of care Bexotegrast 80 mg dose demonstrated an improvement in FVC (+24.6 mL) Dose-dependent reduction in proportion of participants with FVCpp decline of ≥ 10% 1 MMRM analysis ITT population © 2023 PLIANT THERAPEUTICS 43

Mean Percent Change in QLF Extent from Baseline to Week 12 CT protocol population within screening window 8 6 4 3.15% 2 1.15% 0.70% 0.00% 0 40 mg 80 mg 160 mg Placebo (N=15) (N=18) (N=14) (N=17) © 2023 PLIANT THERAPEUTICS 44 QLF = quantitative lung fibrosis Mean Percent Change in QLF (SD)

Mean Percent Change in QLF Extent from Baseline to Week 12 CT protocol population Proportion of Participants with “Improved”, “Stable” Drop Line Plot of Change in Individual QLF Scores at or “Worse” QLF Score at 12 Weeks Week 12 for Bexotegrast and Placebo Groups 100 46.7% 16.7% 21.4% 29.4% 72.2% 75 50.0% 47.1% 50 46.7% 25 28.6% 23.5% 11.1% 6.6% 0 40 mg 80 mg 160 mg Placebo (n=15) (n=18) (n=14) (n=17) 40 mg 80 mg 160 mg Placebo Worse (> 2%) Stable (-2 to 2%) Improved (< -2%) © 2023 PLIANT THERAPEUTICS 45 QLF = quantitative lung fibrosis Proportion of Participants % Change

Quantitative Lung Fibrosis Evaluation – Conclusions Dose-dependent antifibrotic effect as evidenced by QLF Imaging No progression in 160 mg group at Week 12 based on mean change from baseline Higher proportion of participants remained stable or improved in the 80 mg and 160 mg groups versus placebo © 2023 PLIANT THERAPEUTICS 46

Serum Biomarkers of Collagen Synthesis were Reduced in Participants Receiving Bexotegrast (Change from Baseline after 4- and 12-weeks vs Placebo) PRO-C3 PRO-C6 Type III collagen synthesis neoepitope Type VI collagen synthesis neoepitope 40 mg 2 2 80 mg 40 mg 1 160 mg 80 mg All 160 mg 0 0 All -1 -2 -2 -3 -4 4 weeks 12 weeks 4 weeks 12 weeks PRO-C3 and PRO-C6, serum biomarkers of type III and VI collagen synthesis, respectively, have previously been shown to be elevated in patients with IPF and associated with progressive disease (Organ et al Respir Res 2019) Change from baseline analyzed using a mixed model for repeated measures with terms for treatment group, visit, baseline value, and treatment-by-visit interaction. LS = Least Squares; SE = Standard Error © 2023 PLIANT THERAPEUTICS 47 LS Mean (SEM) Change from Baseline vs Placebo (ng/ml) LS Mean (SEM) Change from Baseline vs Placebo (ng/ml)

Conclusion and Next Steps Results from the INTEGRIS-IPF trial exceeded our expectations showing a favorable safety and tolerability profile and a treatment effect on FVC and QLF Importantly, the fact the treatment effect was also observed on top of standard of care therapy gives us confidence that bexotegrast has the potential to advance the treatment of IPF Pliant completed enrollment of the 320 mg cohort of the INTEGRIS-IPF Phase 2a trial in 2Q 2022. Interim data (12 weeks) from this trial is anticipated in early 2023. Final data (24+ weeks) is anticipated in 2Q 2023 Pliant plans to initiate a Phase 2b trial in patients with IPF in mid-2023 © 2023 PLIANT THERAPEUTICS 48

Bexotegrast Phase 2a 320 mg Dose Global Safety-PK-Exploratory Efficacy Trial in IPF Enrollment Complete; 12-Week Interim Data Expected in Early First Quarter 2023 Randomization 3:1 (bexotegrast :placebo) KEY INCLUSION/EXCLUSION CRITERIA Placebo (n=7) PRIMARY AND SECONDARY ENDPOINTS • Adults with IPF diagnosis • Safety, tolerability, PK • FVC ≥ 45% of predicted bexotegrast 320 mg (n=21) EXPLORATORY ENDPOINTS • Stratified for pirfenidone or • Change in FVC at wk 24 and up to 48 wks nintedanib use • High Resolution CT-based Quantitative Lung Fibrosis (QLF) imaging • Effect on selected biomarkers Screening Baseline 12-Week Last Dose End of Study Day -28 Day 1 Interim Week 24 up to Week 48* 2 Weeks Post Last Dose *Trial will complete once the last trial participant enrolled reaches 24 weeks of treatment © 2023 PLIANT THERAPEUTICS 49 49

Bexotegrast INTEGRIS-PSC – Phase 2a Global Safety-PK-Fibrosis and Cholestasis Biomarker Trial in PSC Data Expected in the Third Quarter of 2023 Randomization 3:1 (bexotegrast :placebo) Placebo (n=21) KEY INCLUSION/EXCLUSION CRITERIA PRIMARY AND SECONDARY ENDPOINTS • Adults with large duct PSC • Safety, tolerability, PK bexotegrast 40 mg (n=21) • Pre-cirrhotic/no hepatic EXPLORATORY ENDPOINTS impairment • Effect on fibrosis biomarkers • Stratified for UDCA use bexotegrast 80 mg (n=21) (e.g., Pro-C3, ELF) • Change in ALP over 12 weeks bexotegrast 160 mg (n=21) • Imaging Screening Baseline Last dose End of Study Day -42 Day 1 Week 12 Week 14 © 2023 PLIANT THERAPEUTICS 50 50

PLN-101095 Dual Selective α β / α β V 8 V 1 Integrin Inhibitor Reprograming the Immunosuppressive Tumor Micro-Environment of Solid Tumors © 2023 PLIANT THERAPEUTICS

Potential First-in-Class Small Molecule Dual $\alpha_V\beta_8$ / $\alpha_V\beta_1$ Inhibitor

$\alpha_V\beta_8$ Biology	Pharmacology	Differentiation	Development Status
$\alpha_V\beta_8$ regulates **TGFβ** activation with a central role in immune suppression in cancer	Highly selective inhibitor of **$\alpha_V\beta_8$** & **$\alpha_V\beta_1$** Supports human dose projections and **high target coverage** Compelling rationale for **$\alpha_V\beta_8$** combination therapy with **PD-(L)1**	**Dual mode of action targeting** T cells **$\alpha_V\beta_8$** & Fibroblasts **$\alpha_V\beta_1$** **PO Dosing**	No major findings in 28D GLP rat & dog toxicology studies IND submitted Q4 2022 FIH study to start 2Q 2023

Substantial opportunity for an oral medicine **targeting TGFβ activation** in ICI resistance **via $\alpha_V\beta_8$**

PLIANT

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Pliant's Approach to Addressing Immune Checkpoint Inhibitor Resistance

Common Mechanisms of I-O Resistance	Pliant's Approach
Tumor-specific IFNγ levels at baseline predict pembrolizumab responses [4,5]	Potently inhibit general immunosuppressive immune checkpoint to restore CD8 T cell IFNγ secretion
Immunosuppressive stroma / myeloid compartment associated with active TGFβ signaling predicts atezolizumab responses [3]	Prevent both free and latent-TGFβ signaling from major integrin sources found in solid tumors
Tumor infiltrating lymphocytes highly sensitive to TGFβ immunosuppression [e.g.1,2]	Dual mechanism significantly increases quantity of TILs and increase resistance to exhaustion

Dual inhibition of $\alpha_V\beta_8$ & PD-1 exploit unexpected synergistic pathways leading to enhanced tumor killing[6]

[1] TGFb directly targets cytotoxic T cells in cancer, DOI 10.1016/j.ccr.2005.10.012; **[2]** TGFb induces exhaustion in memory T cells, doi:10.1038/leu.2014.84; **[3]** TGFb attenuates PDL1 responses, doi:10.1038/nature25501 **[4]** IFN-γ–related mRNA profile predicts clinical response to PD-1 blockade, https://doi.org/10.1172/JCI91190; **[5]** Pancancer analysis reveals associations with pembrolizumab sensitivity, https://doi.org/10.1038/s41467-021-25432-7; **[6]** Larrick J et al., DOI: https://doi.org/10.21203/rs.3.rs-1778271/v1

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High ITGB8 on Tumor or T cells Has Poor Prognosis

High ITGB8 expression on tumor cells has a worse clinical prognosis

Takasaka N. et al. *JCI Insight 2018;3*
doi 10.1172/jci.insight.122591


Breast Cancer
HR=2.06 (1.07-3.99)
p = 0.027
Ovarian Cancer
HR=1.27 (1.03-1.57)
p=0.027
Lung Cancer
HR=1.22 (1.03-1.44)
p=0.0019
Probability
Months
Expression
Low
High

High ITGB8 score on infiltrating T cells correlates with worse prognosis

Lainé A., *Nat Commun* **12**, 6228 (2021)
doi: 10.1038/s41467-021-26352-2


Melanoma
ITGB8 score
Low
High
Log-rank
p = 0.0051
Number at risk
179 47 12 3 0
179 43 10 2 0
Time
Non-Small Cell Lung Cancer
ITGB8 score
Low
High
Log-rank
p = 0.0057
Number at risk

PLIANT

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PLN-101095 Inhibited Tumor Growth and Promoted T cell Infiltration in the EMT6 Model + + Tumor Growth Inhibition in EMT6 Tumors CD8 T Cells CD8 T Cells SITC 2022 Poster #1352 © 2023 PLIANT THERAPEUTICS 55

Single Agent PLN-101095 Promoted T Cell Infiltration Reduced TGF-β Signaling Increased Expression of IFNγ-Regulated Genes TGFβ Activity Granzyme B IFNγ CXCL9 PDL1 SITC 2022 Poster #1352 © 2023 PLIANT THERAPEUTICS 56

PLN-101095 Plus αPD-1 Demonstrated High Tumor Growth Inhibition in EMT6 Syngeneic Mouse Model Tumor Growth Inhibition in EMT6 Tumors Survival SITC 2022 Poster #1352 © 2023 PLIANT THERAPEUTICS 57

PLN-101095 Inhibited Pan02 Tumor Growth & Increases T cell Infiltration + + CD8 T cells Tumor Growth Inhibition in Pan02 Tumors TGFβ Signaling CD8 T Cells ✱✱✱ ✱✱✱✱ 0.5 1500 1000 Rat IgG2a + Vehicle ✱ ✱✱✱ Anti-mPD1 + Vehicle 0.4 800 Anti-mPD1 + PLN-101095 1000 0.3 600 * 0.2 400 500 0.1 200 0 0 0.0 0 10 20 30 Time (Days) SITC 2022 Poster #1352 CONFIDENTIAL © 2023 PLIANT THERAPEUTICS 58 Vehicle + Rat IgG2a Vehicle + mAnti-PD-1 PLN-095+ mAnti-PD-1 Vehicle Anti-mPD-1 mPD-1+PLN095 Tumor Volume (mm^3) pSMAD3/SMAD3 + CD8 T cells/mm2 of tumor

PLN-101095 Potently Increased IFNγ Signature & Reduces TGFβ Gene Signatures Anti-PD-(L)1 Non-Responsive Baseline Gene Signature Vehicle + PLN-101095 + αPD-1 αPD-1 High TGFβ Cxcl9 Signature H2-Ab1 2 H2-DMa Low IFNγ Gzma - 0 Signature Prf1 Gzmb Cxcl10 -2 Ifng PLN-101095 Promotes ICI Responsiveness POSTN CTHRC1 2 COL6A3 Sensitized to Anti-PD-(L)1 SERPINE1 MMP9 COL1A1 0 CYR61 SMAD7 High IFNγ COL1A2 Signature COL3A1 -2 ACTA2 Low TGFβ + Signature © 2023 PLIANT THERAPEUTICS 59 Vehicle + α-mPD1 α β Inhibition V 8 Vehicle + α-mPD1 α β Inhibition V 8 TGFβ Gene IFNγ Gene Signature Signature

PLN-101095 Nonclinical Safety Studies
No Effects of Concern for Clinical Advancement

Study Category	Studies Completed	Findings with PLN-101095
Repeat Dose Toxicology	• 14-day DRF in rat • 7-day DRF in dog • GLP 1-Month IND-enabling rat • GLP 1-Month IND-enabling dog	• **No adverse findings** in rat or dog DRF • All doses tolerated • **NOAEL[1] set at highest dose**
Safety Pharmacology	• GLP hERG • Safety44	• **No findings**
Genetic Toxicology	• GLP Ames • GLP In vitro micronucleus	• **No findings**

PLIANT

1 – No observed adverse effect level.

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Key Program Highlights Oral route of administration of small molecule α β inhibitor V 8 Highly potent dual inhibitor of α β / α β inhibitor V 8 V 1 Activity demonstrated in multiple PD-1 resistant tumor models Greater reduction in TGF-β signaling than either α β or TGF-β mAb V 8 1,2 Significant reduction in tumor fibrogenesis IND submitted for PLN-101095 at year-end 2022 © 2023 PLIANT THERAPEUTICS 61

Selective Muscle Cell Integrin Agonism for the Treatment of Muscular Dystrophies © 2023 PLIANT THERAPEUTICS

$\alpha_7\beta_1$: A Drug Target in Muscular Dystrophies

- Predominantly expressed in skeletal, heart and smooth muscle
- $\alpha_7\beta_1$ strong genetic modifier in MDX mice
  - Lack of $\alpha_7\beta_1$ worsens disease phenotype
  - Over expression increases survival and improves function
    - Pharmacological agents that increase expression show similar effects
- Human mutations in $\alpha_7\beta_1$ result in congenital MD
- ITGA7 frameshift (heterozygous, nonfunctional mutation is associated with lean muscle volume reduction (UK Biobank)



Integrin α7 related congenital muscular dystrophy (ITGA7-CMD)
Limb-Girdle Muscular Dystrophy (LGMD)
Basal Lamina
Laminin-211
Laminin-211
Sarcoglycans
Sarcospan
α7β1 Integrin
α-dystroglycan
β-dystroglycan
Talin
FAK
ILK
Kindlin
Paxillin
Vincullin
Filamin
α-actinin
Syntrophins
nNOS
α-actinin
Actin Filament
Dystrophin
Laminin-α2 related congenital muscular dystrophy (LAMA2-CMD)
Duchenne Muscular Dystrophy (DMD) & Becker Muscular Dystrophy (BMD)

Dean J Burkin, PhD and Ryan Wuebbles, PhD
Generated using BioRender

J Cell Bio 2001, *Human Gen Ther* 2015, *Molecular Therapy* 2017

PLIANT
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Integrin α β Agonist Antibody Promoted Muscle Maturation 7 1 TREATMENT REGIME AB1071 hMMTs treated with 1 ug/ml or 10 ug/ml Pliant antibody contain myotubes with substantially improved sarcomere organization that can withstand tetanic stimulation compared to IgG4 control (+) “Exercise” IgG4 α7β1 agonist 1 µg/ml 10 µg/ml 64 © 2023 PLIANT THERAPEUTICS 10 µg/ml 1 µg/ml

Effect of PLN-101325 in Ca2+ Homeostasis and Resting Membrane Potential of B10-mdx Myotubes

Reduced intracellular resting calcium and hyperpolarization of the membrane potentially support improved plasmalemmal integrity by PLN-101325



Ca2+ microelectrode
Bath electrode
Vm
myotubes
Ca2+
Cell Bath



Intracellular resting Ca2+
Intracellular resting [Ca2+] (nM)
500
400
300
200
100
0
p, one-way ANOVA
****
****
ns
µg/ml: 0 0.3 1 3 0.3 1 3 0 0.3 1 3 0.3 1 3
IgG4
PLN-101325
IgG4
PLN-101325
Wt
Mdx



Resting membrane potential
Membrane potential (mV)
-50
-55
-60
-65
-70
****
*
ns
p, one-way ANOVA
PLN-101325 µg/ml: 0 0.3 1 3 0 0.3 1 3
Wt
Mdx

Dr. Jose R. Lopez

Mount Sinai Medical Center

PLIANT

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Body Weight Improvement at 4 and 12 Weeks of Treatment • PLN-101325 3x/ wk IP • 5-6 wk old D2-MDX mice 8 ± 3% Increase in 9 ± 1% Increase in Weight Increase 12-week 4-week Body Weight Body Weight 9 ± 1% Running test © 2023 PLIANT THERAPEUTICS 66

Improved Response to Post Eccentric Injury at 4 and 12 Weeks of Treatment Plantar flexion test • Gastrocnemius (GC): Premier mover muscle for plantar flexion. • GC only muscle to join both ankle and knee. Eccentric muscle injury protocol: A series of 20 tetanic stimulations (80Hz, 0.2ms pulse, 500ms duration) are delivered at 0.1Hz frequency. The foot is rotated against the direction of contraction by 10° over 250ms, resulting in an eccentric contraction © 2023 PLIANT THERAPEUTICS 67

Diaphragm Force Significantly Improved at 4 Weeks of Treatment © 2023 PLIANT THERAPEUTICS 68

Pliant's $\alpha_7\beta_1$ mAb Demonstrated Improved Muscle Membrane Integrity and Diaphragm Function in Mouse DMD Model

Antibody treatment protected against muscle damage



Serum Creatine Kinase
6000
4000
2000
0
U/L
***
DBA2
Control
M36
mdx/DBA2
Troponin (skeletal)
400
300
200
100
0
ng/ml
*
DBA2
Control
M36
mdx/DBA2

- Reduction of clinical biomarkers including serum creatine kinase and skeletal troponin

Duchenne muscular dystrophy (DMD) causes progressive wasting of cardiac and respiratory muscles (main cause of death)



100
80
60
40
20
0
Force (mN)
0
50
100
150
Stimulation Frequency (Hz)
****
DBA2/IgG control
mdx/IgG control
mdx/Agonist Ab(3mg/kg)
mdx/Agonist Ab(15mg/kg)

- Improvement in diaphragm function is expected to significantly improve patient pulmonary function

***p 0.001, *p<0.05, one-way ANOVA
Mean +/- SD n=10/group

****p 0.0001, two-way ANOVA

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Pliant Development Pipeline Clinical Anticipated Global Program Indication Preclinical Milestone Rights Phase I Phase II Phase III Phase 2a Idiopathic 320 mg 12-Week Pulmonary Data Expected Bexotegrast Fibrosis Early 1Q 2023 (PLN-74809) Primary Phase 2a Dual selective inhibitor Sclerosing Data Expected of α β /α β v 6 v 1 3Q 2023 Cholangitis IND Filed; PLN-101095 Solid Tumors Phase 1 Initiation 2Q 2023 Inhibitor of α β /α β v 8 v 1 PLN-101325 DMD IND Filing Other Muscular Anti-integrin mAb of Expected 2023 Dystrophies α β 7 1 PLN-1474 NASH-Associated Phase 2 Initiation Liver Fibrosis Selective inhibitor of α β v 1 © 2023 PLIANT THERAPEUTICS 70 PARTNERED WHOLLY OWNED